EX- 10.A
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	   AMP Incorporated Split-Dollar Life Insurance Agreement

			     First Amendment
		Amendment Dated & Effective March 1, 1995

Whereas AMP Incorporated (hereinafter, the "Corporation") and the undersigned Employee entered into a Split-Dollar Life Insurance Agreement (the "Agreement") originally effective October 1, 1990 for the purpose of assisting the Employee with a personal life insurance program in recognition of the Employee's contributions to the business success of the Corporation and also as an inducement to the Employee's continued employment;

Whereas Section 6.2 of the Agreement allows that the original
Agreement may be amended only by express written agreement signed by both the Employee and a duly authorized representative of the Corporation;

Whereas the Corporation desires to amend the Agreement in the following manner with the agreement of the Employee;

Now, Therefore, in consideration of the foregoing, the Employee and the Corporation agree as follows, effective March 1, 1995:

1. Section 1.2 is hereby deleted in its entirety and a new Section 1.2 substituted therefore to read as follows:

     " 1.2 Plan Death Benefits. The Employee's death benefit under the Plan shall be the amount listed in Exhibit E, a copy of which is attached."

2. Article V, Rights Upon Termination of Agreement or Surrender of Policy, is amended by adding at the end thereof a new Section 5.4 to read in its entirety as follows:

     "5.4 Rights Upon a Change in Control. Notwithstanding any other provision of this Agreement to the contrary, upon a "Change in Control," as hereinafter defined, this Agreement may not be terminated (except by mutual consent) by reason of the termination of the Employee's employment with the Corporation before the later of (i) the Policy anniversary date next following the Employee's 65th birthday, or (ii) the expiration of fifteen (15) Policy years from the date of the Policy, unless the Parties mutually consent to the continuation of this Agreement at that time. For purposes of this Agreement, a "Change in Control" shall be deemed to have occurred if:

     1. The acquisition of beneficial ownership (other than from the Corporation) by any person, entity or "group," within the meaning of Section 13 (d)(3) or Section 14 (d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act"), excluding, for this purpose, the Corporation or its subsidiaries, or any employee benefit plan of the Corporation or its subsidiaries that acquires beneficial ownership of voting securities of the Corporation (within the meaning of Rule 13d-3 promulgated under the Exchange
	  Act), of 30% or more of either the then outstanding shares of common stock or the combined voting power of the Corporation's then outstanding voting securities entitled to vote generally in the election of directors; or

     2. A change in the persons constituting the Board as its exists at the date hereof (the "Incumbent Board") such that the directors of the Incumbent Board no longer constitute a majority of the Board; provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election, by the Corporation's shareholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Corporation, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this agreement, considered as though such person were a member of the Incumbent Board; or

     3. Approval by the stockholders of the Corporation of a reorganization, merger, consolidation in each case with respect to which persons who were the stockholders of the Corporation immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated corporation's then outstanding voting securities, or a liquidation or dissolution of the Corporation or of the sale of all or substantially all of the assets of the Corporation.

     In Witness Whereof, the Employee and the Corporation agree to the above Amendment with their signatures and an acknowledgment by a witness:

Executed, this _____ day of _______, 1995.


____________________________            ____________________________
Witness for Employee Signature              Employee Signature


____________________________            ____________________________
Witness for Corporate Signature         Authorized Corporate Signature



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					     Corporate Title